Exhibit 10.7








                                     FORM OF

                                 LEASE AGREEMENT

                                     BETWEEN

                      ADVANCE STORES COMPANY, INCORPORATED

                                       AND

                       MAR MAR REALTY LIMITED PARTNERSHIP

         This LEASE AGREEMENT is made _______________________, 1998 by and between MAR MAR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership, herein called "LANDLORD"; and ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation, herein called "TENANT".
                                 - WITNESSETH -

         Premises: That for and in consideration of the rental reserved herein and the mutual covenants and agreements herein contained, LANDLORD does hereby demise and lease unto TENANT that certain parcel of land containing _____________ acres situated in the ______________________________ of
_____________________, _____________________ County, _______________________ ,
and outlined in red on a survey made by _________________________ attached hereto as Exhibit "A" consisting of one (1) page which has been initialed by LANDLORD and TENANT. LANDLORD shall erect upon said _______ acre parcel for TENANT'S use a __________ square foot building and other improvements, such as parking (the _______ acre parcel, building and other improvements being herein collectively called the "Leased premises").


                                                       LANDLORD ________________

                                                       TENANT __________________

         1.       CONSTRUCTION OF LEASED PREMISES:
                  a. Construction: LANDLORD agrees to construct on the leased premises, at its exclusive risk and expense, a building and other improvements such as parking facilities in accordance with the plans and specifications (herein called the "Plans") attached hereto as Exhibit "B" consisting of ______ pages, each of which has been initialed by LANDLORD and TENANT. Any changes to the Plans shall be made only by a written change order duly signed by LANDLORD and TENANT. The improvements shall be constructed in compliance with all applicable federal, state and local laws and the rules and regulations of the departments and bureaus having jurisdiction thereof.
                  b. LANDLORD'S Guarantee: LANDLORD guarantees all of the construction work provided for in paragraph la against defective workmanship and materials through the end of the first full year following the date of the commencement of the initial term of this lease. TENANT shall have the right, from time to time, to inspect such work. In the event of any defective workmanship or materials, LANDLORD will, at its own risk and expense, repair or replace such defective workmanship and materials of which TENANT shall have given written notice of prior to the expiration of the guarantee period set forth above. In the event LANDLORD fails to repair or replace such defective workmanship or materials, TENANT may do so and deduct the cost thereof from the rent payments to become due.
                  c. Substantial Completion: The construction work provided for in paragraph la shall be deemed to have been substantially completed when all of the following shall have occurred:
                           (i) LANDLORD shall have substantially performed all
of said construction work. Such work shall be deemed to have been substantially performed when such

                                                         LANDLORD______________

                                                         TENANT _______________
work has been entirely completed in accordance with the Plans and in compliance with all applicable laws, rules and regulations except for minor or insubstantial details of construction, decoration or mechanical adjustments remaining to be done, the completion of which will not materially interfere with TENANT'S use of the leased premises, provided that nothing herein shall relieve LANDLORD from its obligation to complete such work. In the event there is any work that has not been entirely completed, LANDLORD and TENANT shall execute and deliver to the other a letter agreement drawn by the TENANT listing such incomplete work and the approximate dates when the same shall be completed by LANDLORD. In the event LANDLORD fails to do so, TENANT may complete such work and deduct the cost thereof from the rent payments to become due.
                           (ii) A certificate of occupancy authorizing use of
the leased premises for TENANT'S intended use shall have been issued by the governmental department or bureau having jurisdiction of the leased premises.
                           (iii) LANDLORD shall have given TENANT written notice
that all of the foregoing have occurred.

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                                                        LANDLORD_______________

                                                        TENANT ________________

         2.       TERM/OPTIONS:
                  a. Initial Term: The initial term of this lease (herein referred to as the "initial term") shall commence on the date when the leased premises shall have been substantially completed as provided in paragraph 1 hereof or on ___________________, _______, whichever date shall occur later, and shall terminate at midnight on __________________, ________. Upon commencement of the term of this lease, LANDLORD and TENANT shall enter into a written agreement setting forth the commencement date, but the failure to execute such agreement shall not prevent the commencement of the term. TENANT'S obligation to commence payment of the rent provided in paragraph 3 hereof shall coincide with the commencement of the term of this lease; however, in the event the commencement date commences on any day other than the first day of any calendar month, TENANT shall pay to LANDLORD on the commencement of the term the proportionate amount of rent due for the balance of such month.
                  b. Options: LANDLORD grants to TENANT the option to extend this lease for two (2) additional terms of five (5) years upon the same terms and conditions as herein contained. In order to exercise said option to extend this lease, TENANT shall give LANDLORD written notice at least three (3) months prior to the expiration of the then term of this lease; however, in case TENANT fails to timely exercise said option, LANDLORD shall give TENANT written notice inquiring whether TENANT desires to exercise such option; TENANT may, within fifteen (15) days of receipt of such notice from LANDLORD, exercise such option to extend this lease, which exercise shall constitute a valid and timely exercise of said option.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         3.       RENT:

                  a. Guaranteed Rent: TENANT shall pay LANDLORD during each rental year of this lease the following monthly sums (the "minimum guaranteed rent") which shall be payable, in advance, on the first day of each month:


                  Commencement through                        ,          , - $                   per month
                                        ----------------------  ---------     ------------------
                  1st Option                      ,          through                        ,         , - $                per month
                             ---------------------  --------         -----------------------  --------     ----------------
                  2nd Option                       ,          through                      ,         , - $                 per month
                             ----------------------  --------         ---------------------  --------     ----------------

                  b. Percentage Rent: In addition to the minimum guaranteed rent, should the sum of ______% of TENANT'S gross sales during any rental year exceed the total of the minimum guaranteed rent payable in such rental year, TENANT will pay LANDLORD, as additional rent due hereunder, a sum equivalent to such excess (the "percentage rental"). The percentage rental shall be determined and payable on or before the ninetieth (90th) day following the close of each rental year based on the gross sales made from the leased premises for each such year. A statement signed by an officer of TENANT showing in reasonable detail the amount of the gross sales during the preceding rental year shall accompany TENANT'S payment of the percentage rental for such period.
         TENANT shall prepare and keep at its principal offices until at least twelve (12) months following the end of each rental year an accurate account of its gross sales as herein defined disclosing the cash receipts, and such other information as may be reasonably necessary to determine said gross sales, including all such sales records which would normally be examined by an independent accountant pursuant to accepted accounting standards if an audit of TENANT'S sales were to be performed. Upon written request from LANDLORD, TENANT shall furnish to LANDLORD any audit of sales made from the leased premises as done by the regular accounting firm employed by TENANT. LANDLORD may, at its option and expense, acting alone or through

                                                        LANDLORD_______________

                                                        TENANT ________________
its duly authorized representatives, inspect TENANT'S record of sales made from the leased premises at any time or from time to time, provided such inspection covering a rental year is made within twelve (12) months following receipt of TENANT'S statement for such rental year. Any claim by LANDLORD for revision of any statement of sales or for additional percentage rental must be made in writing to TENANT within fifteen (15) months after the receipt of TENANT'S statement for such rental year for which additional rental is allegedly due. At its option, LANDLORD, at any reasonable time, or from time to time, no more than once during a rental year, may have made a complete audit of TENANT'S entire sales record relating to the leased premises covering the then current and immediately preceding rental year. If such audit shall disclose a deficiency in percentage rental paid for any rental year to the extent of five percent (5%) or more, TENANT shall promptly pay to LANDLORD the amount of such deficiency and, in addition, unless such deficiency is the result of a non-willful error, TENANT shall pay the cost of such audit. In the event such audit discloses a deficiency for percentage rental of twenty percent (20%) or more in excess of rentals thereto paid for such rental year, and if such deficiency is not the result of a non-willful error, LANDLORD shall have an additional remedy, at its option, to terminate this lease. LANDLORD shall hold in confidence all sales and other information obtained from TENANT'S records.
                  c.       Definitions:
                  (i) Gross Sales: The term "gross sales" as used herein shall mean the actual sales price for all goods, wares and merchandise sold and actual charges for all labor services performed by TENANT upon or from the leased premises, whether for cash or otherwise, including, but not limited to, such sales and services where the orders therefore originate in, at or from the leased premises or from some other place, pursuant to mail, telephone, telegraph or similar orders

                                                        LANDLORD_______________

                                                        TENANT ________________
received at the leased premises; provided, however, that the following transactions shall be expressly excluded from the term "gross sales": (a) exchanges of merchandise between stores of TENANT where such exchange is made solely for the convenient operation of TENANT'S business and not for the purpose of consummating a sale made in, at or from the leased premises; (b) returns of merchandise to shippers or manufacturers; (c) voluntary or involuntary cash or credit refunds to customers on transactions otherwise included in gross sales;
(d) sales of fixtures, machinery and equipment used in the conduct of TENANT'S business at said leased premises; and (e) all sums collected from customers in the form of sales tax, excise tax or similar tax imposed upon and collected by TENANT by and for any duly constituted governmental authority.
                  (ii) Rental Year: The term "rental year" as used herein shall mean: (a) in the calendar year in which the initial term of this lease commences, that period from the date of commencement of the lease until December 31st next following; and (b) that period from January 1 to December 31 for all other years during the term of this lease.

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                                                        LANDLORD_______________

                                                        TENANT ________________

         4. TENANT'S FURNISHINGS. FIXTURES AND EQUIPMENT: TENANT, at its sole cost and expense, may supply and install in or on the leased premises any furnishings, fixtures or equipment, including a satellite dish and any necessary cables or supporting equipment, which it deems necessary for its use of said premises; provided, however, that TENANT shall repair, at its own expense, any damage to the leased premises occasioned by such installation. LANDLORD and TENANT recognize that TENANT will commence the installation of its furnishings, fixtures and equipment prior to final completion of the leased premises provided for in paragraph 1 hereof, and agree to cooperate with each other in this respect. LANDLORD agrees that TENANT may at TENANT'S sole risk enter the leased premises in order to commence such installation free from any rent and such entry shall not be construed as an acceptance of the leased premises, such acceptance being controlled solely by the provisions of paragraph 1 hereof. LANDLORD shall not under any circumstances be liable for any furnishings, fixtures or equipment installed by TENANT. Any such furnishings, fixtures and equipment supplied and installed in the leased premises, except those permanently attached, shall be and remain the property of TENANT and TENANT shall have the right and obligation to remove same at any time so long as TENANT is not in default in the performance of any of the terms and conditions of this lease. Furthermore, TENANT'S right to remove said furnishings, fixtures and equipment shall extend to fifteen (15) days next following the date of termination of this lease, provided TENANT shall not then be in default of the terms and conditions of this lease. Any damage to the leased premises occasioned by the removal of said furnishings, fixtures and equipment shall be repaired by TENANT at its sole cost and expense.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         5. ALTERATIONS AND ADDITIONS: TENANT shall have the right to alter, improve and rearrange the interior partition walls of the leased premises as necessary for the convenience of the conduct of the TENANT'S business. TENANT shall not alter, improve or rearrange the structural walls of the leased premises without the prior written approval of LANDLORD, which approval shall not be unreasonably withheld. TENANT shall pay all costs for any of the foregoing alterations or additions and upon termination or cancellation of this lease, all alterations and additions shall become the property of LANDLORD.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         6.       MAINTENANCE AND REPAIRS:
                  a. LANDLORD: In addition to the provisions of subparagraph c and d of this paragraph, LANDLORD shall maintain and keep in good order and repair (which shall include replacement, if necessary) the roof, "uttering and downspouts, the structural walls and foundations (neither windows nor doors are regarded as walls for the purpose of this paragraph), the electrical wiring (from the utility company's distribution lines to the leased premises) serving the leased premises, the water line (from the city water main to but not including the water meter) serving the leased premises, and the sanitary sewer serving the leased premises (from the main city sewer line to the leased premises), and all other structural components of the leased premises within thirty (30) days after written notice of the necessity of such repairs has been given by TENANT; or if not capable of repair within 30 days, LANDLORD shall commence to repair and diligently proceed with the completion of such repairs; provided, however, that the cost of any such repairs required as a result of the negligence or willful act of TENANT, its customers or licensees, agents, servants or employees, shall be borne by TENANT. Should LANDLORD fail to comply with said maintenance and repairs after notice, TENANT shall have the right to do so and deduct the cost thereof from the rental due hereunder.
                  b. TENANT: In addition to the provisions of subparagraph c of this paragraph and excepting damage by fire or other cause and any repairs or replacements which are the obligation of LANDLORD, TENANT shall maintain and keep in good order and repair the leased premises, including the electrical, plumbing and sewer systems as well as any and all interior non-structural maintenance.

                                                        LANDLORD_______________

                                                        TENANT ________________
repairs, LANDLORD shall have the right to enter the leased premises and make the necessary repairs and perform any maintenance required. Any costs incurred by LANDLORD in so performing TENANT'S obligations shall be paid by TENANT within fifteen (15) days after receipt of notice of said expenditures.
                  c. Maintenance of Heating/Air Conditioning System: TENANT shall maintain and repair the heating/air conditioning system; however, if, as and to the extent that there are major breakdowns in the system then TENANT and LANDLORD will share equally the expense of replacing the system with a new system or of repairing the same, including labor and parts. A "major breakdown", as used in the preceding sentence, shall mean that if the whole system needs to be replaced or if the cost of any repairs, including labor and parts, shall be equal to or shall exceed $500.00, then a "major breakdown" exists. LANDLORD shall reimburse TENANT within fifteen (15) days of receipt of notice regarding LANDLORD'S share of the aforesaid costs and should LANDLORD fail to do so TENANT shall have the right to deduct such share thereof from the rental due hereunder.
                  d. Maintenance of the Parking Lot and Sidewalks. etc.:
LANDLORD shall maintain and repair the parking lot, sidewalks and all other areas of the leased premises that are not structurally a part of the building within thirty (30) days after written notice of the necessity of such repairs has been given by TENANT. In the event any of such repairs are required as a result of negligence or willful act of TENANT, its customers or employees, the cost thereof shall be borne by TENANT. Should LANDLORD fail to comply with said maintenance and repair obligation after notice, TENANT shall have the right to do so and deduct the cost thereof from the rental due hereunder.

                                                        LANDLORD_______________

                                                        TENANT ________________

                  e. Manufacturer's Warranties: Upon TENANT'S acceptance of the leased premises LANDLORD shall promptly assign to TENANT all manufacturer's warranties with respect to the mechanical installations within the leased premises, including, without limitation, the heating and air conditioning system(s).
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                                                        LANDLORD_______________

                                                        TENANT ________________

            7. INSURANCE: TENANT, at its sole cost and expense, shall keep the leased premises insured to the extent of its full replacement value against loss or damage by fire, with extended coverage. Furthermore, TENANT shall maintain with respect to the leased premises a policy of public liability, naming TENANT and LANDLORD as insured, with limits of $1,000,000 for any one person and $1,000,000 for any one accident and property damage insurance in limits of $50,000 in companies authorized to do business in ______________. TENANT upon request, shall exhibit such policies to LANDLORD or provide LANDLORD with evidence thereof. Such policies of insurance shall name TENANT and LANDLORD as the insured, as their interest may appear.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         8. REAL ESTATE TAXES: TENANT shall reimburse LANDLORD for all real estate taxes, assessments or other governmental charges which may be levied or assessed by any lawful authority against the leased premises. If the term of this lease commences or terminates during any part of a year, TENANT shall be responsible for said taxes and charges for only that portion of the year for which TENANT is responsible to pay rent hereunder. TENANT shall reimburse LANDLORD for such taxes within thirty (30) days of receipt from LANDLORD of a statement of said taxes. LANDLORD agrees that TENANT may challenge any assessment of property taxes imposed upon the leased premises with the appropriate taxing authorities, and LANDLORD will cooperate with TENANT in making such challenge.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         9. DAMAGE OR DESTRUCTION OF THE LEASED PREMISES: In the event of total or partial destruction of or damage to the leased premises by fire or any other cause during the term hereof, LANDLORD shall be obligated to and shall with due diligence rebuild or restore the leased premises to a condition comparable to that existing prior to the occurrence of said destruction or damage.
         If in TENANT'S reasonable discretion any such destruction or damage to the leased premises is such as to prevent the operation of TENANT'S business on the leased premises, or to make it impractical so to do, then the rent, taxes and any other charges to be paid by TENANT hereunder shall abate from the occurrence of any destruction or damage up to and including the time that the leased premises has been rebuilt or restored. The amount of such abatement is to be determined by taking a fraction, the numerator of which shall be the square foot area of the building which is a part of the leased premises which is usable in the operation of TENANT'S business on the leased premises following any destruction or damage thereto and the denominator of which shall be the total square foot area, inside dimensions, of such building. The amount of which results from the multiplication of such fraction by all rent and taxes and all other charges that would have been due from TENANT to LANDLORD hereunder but not for the destruction or damage, shall be the amount payable by TENANT for the period commencing with any destruction or damage and terminating with the completion, by LANDLORD, of the aforesaid rebuilding or restoration.
         In the event of the total destruction of the leased premises during the last one (1) year of the term of this lease, LANDLORD shall not be obligated to so rebuild and restore, and at the option of either LANDLORD or TENANT (exercised by notice to the other within thirty (30) days of such destruction) this lease shall terminate: Anything herein contained to the contrary notwithstanding,

                                                        LANDLORD_______________

                                                        TENANT ________________
if the leased premises is totally destroyed by reason of fire or other cause occurring during the last one (1) year of the term of this lease or any renewal period thereof, LANDLORD shall rebuild the leased premises, at LANDLORD'S expense, if prior to the expiration of thirty (30) days after such destruction, TENANT shall have elected to exercise any option which TENANT may then have to extend this lease for an additional period.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         10.      CONDEMNATION:
                  a. Total: If the whole of the leased premises shall be acquired or taken by eminent domain for any public or quasi-public use or purpose or by private purchase in lieu thereof, then this lease and the term hereof shall automatically cease and terminate as of the date of title vesting in such proceedings.
                  b. Partial: If any part of the leased premises shall be so taken and such partial taking shall render that portion not so taken unsuitable for the purposes for which the leased premises were leased, then LANDLORD and TENANT shall each have the right to terminate this lease by written notice given to the other within sixty (60) days after the date of title vesting in such proceeding. If any part of the leased premises shall be so taken and this lease shall not be terminated, as aforesaid, then this lease and all of the terms and provisions thereof shall continue in full force and effect, except that the maximum guaranteed annual rent shall be reduced in the same proportion that the gross leasable area of the leased premises taken bears to the original gross leasable area leased and, LANDLORD shall, upon receipt of the award in condemnation, make all necessary repairs and alterations (exclusive of TENANT'S furnishings, fixtures, equipment and signs) to restore the portion of the leased premises remaining to as near its former condition as the circumstances will permit, and to the building of which the leased premises forms a part to the extent necessary to constitute the portion of the building not so taken a complete architectural unit; and TENANT, at TENANT'S expense, shall make all necessary repairs and alterations to TENANT'S furnishings, fixtures, equipment and signs.

                                                        LANDLORD_______________

                                                        TENANT ________________

                  c. Rent: If this lease is terminated as provided in this paragraph all rent shall be paid by TENANT up to the date of termination and LANDLORD shall refund any rents paid by TENANT in advance and not yet earned.
                  d. Award: All damages or compensation awarded or paid for any such taking, whether for the whole or any part of the leased premises, shall belong to and be the property of LANDLORD without any participation by TENANT; provided, however, that nothing herein contained shall be construed to preclude TENANT from prosecuting any claim directly against the condemning authority, but not against LANDLORD, for the value of or damages to and/or for the cost of removal of movable trade fixtures and other personal property which under the terms of this lease would remain TENANT'S property upon the expiration of the term of this lease, as may be recoverable by TENANT in TENANT'S own right.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         11.      USE/SIGNS/UTILITIES:
                  a. USE: TENANT shall use the leased premises only for the purpose of operating and conducting therein a business of the type conducted by the chain of stores operated by TENANT, which is generally the sale of automobile parts and accessories, including tires, batteries and wheels. Furthermore, TENANT'S use shall comply with all ordinances, laws, rules or regulations promulgated by any governmental body having jurisdiction over the leased premises.
                  b. Signs: TENANT may erect or place signs on the exterior of the leased premises, including a separate standing pylon sign facing any public road adjacent to the leased premises, provided that the erection of any such signs be in accordance with all local ordinances.
                  c. Utilities: TENANT shall procure for its own account and shall pay the cost of all utility charges, including water, electricity, heat and sewer, used by TENANT in or at the leased premises.

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                                                        LANDLORD_______________

                                                        TENANT ________________

         12. ASSIGNMENT OR SUBLETTING: TENANT may not assign or sublet the whole or any part of the leased premises without the prior written consent of LANDLORD, which will not be unreasonably withheld; provided, however, any such assignment or subletting to which LANDLORD consents shall not release TENANT of its obligation hereunder.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         13.      DEFAULT:

                  a. Events of Default: The following shall constitute an event of default hereunder;

                           (i) TENANT'S failure to pay the rent or other charges
when due and which remain unpaid for more than ten (10) days after written notice from LANDLORD; or

                           (ii) TENANT'S failure to perform any of the other
terms, conditions or covenants contained in this lease which has continued for more than thirty (30) days after written notice thereof from LANDLORD; provided, however, that if the nature of such default is such that it can not reasonably be cured within said thirty (30) days, and work thereon has commenced within said period and diligently prosecuted, no default shall have occurred; or

                           (iii) TENANT shall become bankrupt or insolvent, or
file any debtor proceedings, or take or have taken against TENANT in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of TENANT'S property; or

                           (iv) TENANT makes an assignment for the benefit of
creditors, or petitions for or enters into an arrangement; or

                           (v) TENANT shall abandon the leased premises or
suffer the lease to be taken under any writ of execution.

                  b. Remedies: If any event of default has occurred then LANDLORD. without excluding other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the leased premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of TENANT, all without

                                                        LANDLORD_______________

                                                        TENANT ________________
resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. If LANDLORD should elect to re-enter as herein provided, or should it take possession pursuant to legal proceedings, it may either terminate this lease or it may from time to time without terminating this lease make such alterations and repairs as may be necessary in order to relet the leased premises, and relet said leased premises for such term and at such rentals and upon such other terms and conditions as LANDLORD may deem advisable. In the event of such reletting, all rentals received by LANDLORD shall be applied, first, to the payment of any indebtedness other than rent due hereunder from TENANT to LANDLORD; second, to the payment of any costs and expenses of such reletting, including the expense of alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by LANDLORD and applied in payment of any future rent due and unpaid hereunder. If such reletting shall yield rentals insufficient for any month to pay the rent due by TENANT hereunder for that month, TENANT shall be liable to LANDLORD for the deficiency and same shall be paid monthly. No such re-entry or taking possession of the leased premises by LANDLORD shall be construed as an election to terminate this lease unless a written notice of such intention be given by LANDLORD to TENANT at the time of such re-entry. Notwithstanding any such re-entry and reletting without termination, LANDLORD may at any time thereafter elect to terminate this lease for such previous breach, in which event it may recover from TENANT damages incurred by reason of such breach, including the cost of recovering the leased premises and the difference in value between the rent reserved hereunder for the remainder of the term and the fair market rental value of the leased premises for the remainder of the term. In determining the rent which would be payable by TENANT hereunder, subsequent to default, the annual rent for each year

                                                        LANDLORD_______________

                                                        TENANT ________________
of the unexpired term shall be equal to the average annual rent paid by TENANT from the commencement of the term to the date of default.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         14. NON-COMPETITION: LANDLORD shall not, for as long as this lease remains in force and effect, either directly or indirectly, lease to any third person any land or building, whether presently owned or hereafter acquired, within _______ mile(s) from the leased premises for the purpose of conducting thereon a business similar to that being conducted by TENANT upon the leased premises; nor shall LANDLORD itself, nor any of its individual stockholders, partners or beneficiaries, as the case may be, either directly or indirectly, own or operate any such business within said _______ mile(s) radius.

         TENANT shall, in the event that there is a breach of any of the provisions of this paragraph, have the following rights and remedies, none of which shall be exclusive of the others or any other remedy otherwise available to TENANT:
                  a. TENANT may institute proceedings to enjoin the violation in its name or in the name of LANDLORD.
                  b. If such conflicting use continues for a period of thirty
(30) days after written notice thereof shall have been given by TENANT to LANDLORD, TENANT may, at any time thereafter, elect to terminate this lease, and on such election, this lease shall, on the date fixed in the notice of such election, be terminated, and TENANT shall be released and discharged of and from any and all further liability hereunder.
                  c. As long as such condition exists, TENANT'S only obligation concerning the payment of rent shall be the payment of percentage rental only, with no minimum guaranteed annual rent, on the basis of the percentage of gross sales set forth in paragraph 3b hereof, such percentage rental to be payable only after the expiration of each rental year.

                                                        LANDLORD_______________

                                                        TENANT ________________

                  d. TENANT may hold LANDLORD liable for any costs and expenses, including counsel fees, sustained or incurred in connection with any proceedings instituted by TENANT, and if LANDLORD does not institute and proceed diligently with suit to enjoin such conflicting use may hold LANDLORD liable for any and all other damages sustained or to be sustained by reason of the violation of such covenant.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         15.      HAZARDOUS SUBSTANCES:
                  a. Definition: As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive, or corrosive and is regulated by any local government, the State of Pennsylvania, or the United States of America. "Hazardous Substance" includes any and all material or substances that are defined as "hazardous substance" pursuant to state, federal, or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorobiphenyls ("PCBs"), and petroleum.
                  b. LANDLORD'S Covenants and Indemnification: LANDLORD covenants that the leased premises shall be free of Hazardous Substances as of the commencement date of the term of this lease. LANDLORD agrees to indemnify and hold TENANT harmless from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant, and expert fees) arising during or after the lease term from or in connection with the presence or suspected presence of Hazardous Substances in or on the leased premises unless the Hazardous Substances are present solely as a result of the breach of the provisions of subparagraph c of this paragraph. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the leased premises or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision unless the Hazardous Substances are present solely as a result of the breach of the provisions of subparagraph c of this paragraph. This indemnification shall specifically include any and all costs due to Hazardous Substances that flow, diffuse, migrate, or percolate into, onto, or under the leased premises after the term of this lease commences.

                                                        LANDLORD_______________

                                                        TENANT ________________

                  c. TENANT'S Covenants and Indemnification: TENANT covenants that during the period of its possession of the leased premises TENANT, its agents, employees, contractors and invitees, shall comply with all federal, state and local Hazardous Substance laws, regulations and ordinances that are applicable to TENANT'S use of the leased premises, the failure of which shall constitute an event of default under this lease. TENANT agrees to indemnify and hold LANDLORD harmless from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant, and expert fees) arising during or after the lease term and arising as a result of the default by TENANT, its agents, employees, contractors or invitees, of the foregoing covenant. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the leased premises or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         16.      NOTICES AND RENT PAYMENTS:
                  a. Notices: Notices under this lease shall be deemed to have been given if in writing, and when deposited in the United States mail, certified or registered, return receipt requested, with postage prepaid, and addressed as follows:
                       To LANDLORD At:   Mar Mar Realty Limited Partnership
                                         Independence Office Park
                                         6407 Idlewild Road, Bldg. 2, Suite 111
                                         Charlotte, NC 28212

                       To TENANT At:     Advance Stores Company, Inc.
                                         P.O. Box 2710
                                         Roanoke, VA 24001
                                         Attn: Real Estate Department

Or to either at such other place as either of them may give notice to the other, pursuant to the provisions of this paragraph, from time to time.
                  b. Rent: All payments of rent to be made hereunder by TENANT shall be mailed to LANDLORD at the address provided for in subparagraph a of this paragraph.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         17.      MISCELLANEOUS:
                  a. Identity of Interest: The execution of this lease or the performance of any act pursuant to the provisions thereof shall not be deemed or construed to have the effect of creating between LANDLORD and TENANT the relationship of principal or agent, or of a partnership or joint venture.
                  b. Landlord's Title: LANDLORD covenants that it will acquire lawful title and right to make this lease for the term and upon the conditions herein set forth and that it will provide TENANT with evidence thereof satisfactory to TENANT prior to the time on which the initial term shall commence. If at any time during the term hereof the title or right of LANDLORD to make this lease shall fail or for any reason it shall appear LANDLORD is unable to make this lease for the term or on the conditions herein set forth, TENANT may cancel this lease.
                  c. Quiet Enjoyment: LANDLORD covenants that it will put TENANT into complete and exclusive possession of the leased premises and that upon TENANT'S paying the rent and performing all of the covenants of this lease to be performed by it hereunder, TENANT shall during the term hereof freely, peaceably and quietly occupy and enjoy the full possession of the leased premises and all of the rights and privileges herein granted, including any easement rights, without molestation or hindrance, lawful or otherwise.
                  d. Holding Over: Any holding over after the expiration of the term hereof with the consent of LANDLORD shall be construed to create a tenancy from month to month at the rent herein reserved, prorated on a monthly basis; and such tenancy shall otherwise be subject to the terms and conditions set forth in this lease.

                                                        LANDLORD_______________

                                                        TENANT ________________

                  e. Surrender of Leased Premises: TENANT shall surrender to LANDLORD the leased premises at the expiration of the term hereof, or any extension thereof, or upon termination by virtue of TENANT'S default, in good and broom clean condition, reasonable wear and tear and damage by fire or other cause not occasioned by TENANT'S negligence excepted.
                  f. Loss or Damage of Property: LANDLORD shall not be liable for any loss or damage to TENANT'S property however occurring except as may result directly from failure of LANDLORD to perform any act required of it under the terms of this lease or in the event same shall have arose from or out of any occurrence occasioned by the act or omission of LANDLORD, its agents, contractors, employees, servants, lessees, or concessionaires.
                  g. Right of Entry: LANDLORD, its agents and representatives, shall have the right to enter the leased premises at all reasonable times for the purpose of (a) inspection of the leased premises, (b) making repairs, replacements, alterations or additions to the leased premises, (c) exhibiting the leased premises to prospective tenants during the last one hundred twenty
(120) days of the term, and any such entry herein authorized shall not be or constitute an eviction or deprivation of any right conferred hereunder upon TENANT.
                  h. Care of Leased Premises: TENANT shall maintain the landscaped areas on the leased premises and keep the leased premises clean and neat, and free from rubbish, litter or obstructions of any kind.
                  i. Excusable Delay: Except for the payment of rent, if LANDLORD or TENANT is delayed or prevented from performing any of its obligations under this lease by reason of strike or labor troubles or any outside cause whatsoever beyond LANDLORD'S or TENANT'S

                                                        LANDLORD_______________

                                                        TENANT ________________
reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligations by LANDLORD or TENANT.
                  j. Non-waiver: The failure of LANDLORD or TENANT to insist upon strict performance of any of the terms, conditions and covenants herein contained shall not be deemed to be a waiver of any rights or remedies that LANDLORD or TENANT may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.
                  k. Conditions Precedent to TENANT'S Covenants: The covenants of TENANT herein contained, including the obligation to pay rent, are expressly made subject, in addition to the other conditions contained in this lease, to the leased premises being vacant at the commencement of the term and TENANT being able to obtain all necessary governmental permits and authority for operating and conducting upon the leased premises a business of the type conducted by the chain of stores operated by TENANT. In the event the leased premises are not vacant or TENANT is unable to obtain any of such governmental permits or authority, TENANT shall have the right to cancel this lease upon giving written notice to LANDLORD.
                  l. Indemnification of LANDLORD: TENANT will indemnify LANDLORD and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property rising from or out of any occurrence in, upon, or at the leased premises, or the occupancy or use by TENANT of the leased premises or any part thereof, or occasioned wholly or in part by any act or omission of TENANT, its agents, contractors, employees, servants, lessees or concessionaires. Nothing contained in this paragraph shall be construed to require TENANT to indemnify LANDLORD for any loss of life,

                                                        LANDLORD_______________

                                                        TENANT ________________
personal injury and/or damage to property rising from or out of any occurrence occasioned by the act or omission of LANDLORD, its agents, contractors, employees, servants, lessees or concessionaires.
                  m. Waiver of Subrogation: Notwithstanding any other provision herein, LANDLORD shall not be liable to TENANT and TENANT shall not be liable to LANDLORD for any loss or damage caused by any of the perils or casualties enumerated in standard fire, extended coverage, boiler and machinery policies or multiperil physical damage policies and recovered by the insured party from its insurers even if such fire or other casualty or peril resulted from the negligence of the other party; and to the extent of such recovery, each party hereto releases and waives all rights and claims against the other.
                  n. Short Form Lease: TENANT agrees not to record this lease, and LANDLORD and TENANT agree to execute, acknowledge and deliver, if either party shall so request, a "Short Form Lease" suitable for recording.
                  o. Pre-existing Conditions: Nothing contained in this lease shall be construed to impose any responsibility upon TENANT with regard to any loss, injury or other claim arising as a result of any condition that existed on the leased premises at the time of TENANT'S taking possession thereof.
                  p. Governing Law: The laws of the State of shall govern the validity, performance and enforcement of this lease.
                  q. Prior Negotiations, Etc.: All negotiations, considerations, representations and understandings between LANDLORD and TENANT prior to the execution of this lease are incorporated herein.

                                                        LANDLORD_______________

                                                        TENANT ________________

                  r. No Offer: TENANT'S delivery to a prospective landlord of this form of lease shall not be deemed an offer to lease even though such form be completed in every respect.
                  s. Captions: The captions in this lease are for convenience only and not a part of this lease, and do not in any way limit or amplify the terms and provisions of this lease.
                  t. Grammatical Usage: In construing this lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires. Furthermore, the use of the neuter singular pronoun to refer to LANDLORD or TENANT shall be deemed a proper reference even though LANDLORD or TENANT may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations.
                  u. Successors and Assigns: This lease agreement along with its covenants and conditions shall inure to the benefit of and be binding upon LANDLORD, and the heirs, personal representatives, successors and assigns (as the case may be) of LANDLORD, and shall bind the TENANT, its successors and assigns.
                  v. Entire Agreement: This lease contains all of the promises, agreements and conditions between the parties hereto, and any subsequent agreements between the parties altering the terms hereof must be reduced to writing and executed by both parties.
                  w. Counterparts: This lease has been executed in several counterparts; but the counterparts shall constitute but one and the same instrument.
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                                                        LANDLORD_______________

                                                        TENANT ________________

         IN WITNESS WHEREOF, LANDLORD and TENANT have executed this Lease Agreement in duplicate originals on the day and year first above written.

ATTEST                                      LANDLORD


(SEAL)_______________________________       By:________________________________



                                            TENANT
                                            ADVANCE STORES COMPANY,
                                            INCORPORATED

                                            By:________________________________

(SEAL)_______________________________


                                                        LANDLORD_______________

                                                        TENANT ________________